The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2025	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Net income	$1,123		$534		$1,260		$2,082		$395		$1,509		$1,888		$2,496		$4,999		$6,288
Net income per share:
Basic	$4.87		$2.32		$5.50		$9.11		$1.73		$6.63		$8.37		$11.24		$21.76		$27.83
Diluted	$4.80		$2.29		$5.42		$8.96		$1.70		$6.53		$8.24		$11.06		$21.47		$27.43
Core income	$1,096		$585		$1,218		$2,126		$443		$1,504		$1,867		$2,511		$5,025		$6,325
Core income per share:
Basic	$4.75		$2.54		$5.31		$9.30		$1.94		$6.61		$8.27		$11.31		$21.87		$28.00
Diluted	$4.69		$2.51		$5.24		$9.15		$1.91		$6.51		$8.14		$11.13		$21.58		$27.59
Return on equity	18.0%	%	8.6%	%	19.2%	%	30.0%	%	5.6%	%	20.9%	%	24.7%	%	31.0%	%	19.2%	%	21.0%	%
Core return on equity	15.4%	%	8.1%	%	16.6%	%	27.7%	%	5.6%	%	18.8%	%	22.6%	%	29.6%	%	17.2%	%	19.4%	%
Total assets, at period end	$127,410		$129,315		$134,588		$133,189		$135,977		$138,873		$143,678		$143,708		$133,189		$143,708
Total equity, at period end	$25,022		$24,862		$27,696		$27,864		$28,191		$29,518		$31,609		$32,894		$27,864		$32,894
Book value per share, at period end	$109.28		$109.08		$122.00		$122.97		$124.43		$131.11		$141.72		$151.21		$122.97		$151.21
Less: Net unrealized investment gains (losses), net of tax	(16.25)		(17.44)		(9.30)		(16.07)		(14.56)		(13.46)		(8.83)		(6.80)		(16.07)		(6.80)
Adjusted book value per share, at period end	$125.53		$126.52		$131.30		$139.04		$138.99		$144.57		$150.55		$158.01		$139.04		$158.01

Weighted average number of common shares outstanding (basic)	229.0		228.6		227.4		226.9		226.9		225.9		224.1		220.3		228.0		224.2
Weighted average number of common shares outstanding and common stock equivalents (diluted)	232.0		231.5		230.6		230.7		230.4		229.3		227.5		224.0		231.1		227.6
Common shares outstanding at period end	229.0		227.9		227.0		226.6		226.6		225.1		223.0		217.5		226.6		217.5
Common stock dividends declared	$232		$245		$243		$242		$241		$252		$250		$244		$962		$987
Common stock repurchased:
Under Board of Directors authorization
Shares	1.2		1.1		1.1		1.0		1.0		1.8		2.3		5.8		4.4		10.9
Cost	$250		$250		$250		$250		$250		$500		$625		$1,650		$1,000		$3,025
Other
Shares	0.6		0.1		—		—		0.4		0.3		—		—		0.7		0.7
Cost	$138		$3		$3		$2		$108		$57		$3		$3		$146		$171

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation of Net Income to Core Income and Earnings per Share to Core Income per Share

($ and shares in millions, except earnings per share)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Net income
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,496	$4,999	$6,288
Net realized investment (gains) losses, after-tax	(27)	51	(42)	44	48	(5)	(21)	15	26	37
Core income	$1,096	$585	$1,218	$2,126	$443	$1,504	$1,867	$2,511	$5,025	$6,325
Basic
Net income per share	$4.87	$2.32	$5.50	$9.11	$1.73	$6.63	$8.37	$11.24	$21.76	$27.83
Net realized investment (gains) losses, after-tax	(0.12)	0.22	(0.19)	0.19	0.21	(0.02)	(0.10)	0.07	0.11	0.17
Core income per share	$4.75	$2.54	$5.31	$9.30	$1.94	$6.61	$8.27	$11.31	$21.87	$28.00
Diluted
Net income per share	$4.80	$2.29	$5.42	$8.96	$1.70	$6.53	$8.24	$11.06	$21.47	$27.43
Net realized investment (gains) losses, after-tax	(0.11)	0.22	(0.18)	0.19	0.21	(0.02)	(0.10)	0.07	0.11	0.16
Core income per share	$4.69	$2.51	$5.24	$9.15	$1.91	$6.51	$8.14	$11.13	$21.58	$27.59

Adjustments to net and core income and weighted average shares for net and core income EPS calculations:

Basic and Diluted	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Net income, as reported	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,496	$4,999	$6,288
Participating share-based awards - allocated net income	(8)	(5)	(10)	(15)	(3)	(11)	(13)	(19)	(38)	(46)
Net income available to common shareholders - basic and diluted	$1,115	$529	$1,250	$2,067	$392	$1,498	$1,875	$2,477	$4,961	$6,242

Core income, as reported	$1,096	$585	$1,218	$2,126	$443	$1,504	$1,867	$2,511	$5,025	$6,325
Participating share-based awards - allocated core income	(8)	(4)	(10)	(16)	(3)	(11)	(14)	(18)	(39)	(46)
Core income available to common shareholders - basic and diluted	$1,088	$581	$1,208	$2,110	$440	$1,493	$1,853	$2,493	$4,986	$6,279

Common Shares
Basic
Weighted average shares outstanding	229.0	228.6	227.4	226.9	226.9	225.9	224.1	220.3	228.0	224.2
Diluted
Weighted average shares outstanding	229.0	228.6	227.4	226.9	226.9	225.9	224.1	220.3	228.0	224.2
Weighted average effect of dilutive securities - stock options and performance shares	3.0	2.9	3.2	3.8	3.5	3.4	3.4	3.7	3.1	3.4
Diluted weighted average shares outstanding	232.0	231.5	230.6	230.7	230.4	229.3	227.5	224.0	231.1	227.6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income - Consolidated

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Revenues
Premiums	$10,126		$10,243		$10,704		$10,868		$10,710		$10,921		$11,135		$11,148		$41,941		$43,914
Net investment income	846		885		904		955		930		942		1,033		1,054		3,590		3,959
Fee income	109		115		121		128		119		124		127		125		473		495
Net realized investment gains (losses)	35		(65)		55		(55)		(61)		6		27		(20)		(30)		(48)
Other revenues	112		105		120		112		112		123		148		125		449		508
Total revenues	11,228		11,283		11,904		12,008		11,810		12,116		12,470		12,432		46,423		48,828
Claims and expenses
Claims and claim adjustment expenses	6,656		7,373		6,996		6,034		8,006		6,789		6,594		5,832		27,059		27,221
Amortization of deferred acquisition costs	1,698		1,678		1,790		1,807		1,778		1,802		1,849		1,837		6,973		7,266
General and administrative expenses	1,406		1,478		1,460		1,475		1,459		1,545		1,572		1,544		5,819		6,120
Interest expense	98		98		98		98		99		99		111		116		392		425
Total claims and expenses	9,858		10,627		10,344		9,414		11,342		10,235		10,126		9,329		40,243		41,032
Income before income taxes	1,370		656		1,560		2,594		468		1,881		2,344		3,103		6,180		7,796
Income tax expense	247		122		300		512		73		372		456		607		1,181		1,508
Net income	$1,123		$534		$1,260		$2,082		$395		$1,509		$1,888		$2,496		$4,999		$6,288

Other statistics
Effective tax rate on net investment income	17.6%	%	17.8%	%	17.9%	%	17.9%	%	17.9%	%	17.9%	%	17.8%	%	17.7%	%	17.8%	%	17.8%	%
Net investment income (after-tax)	$698		$727		$742		$785		$763		$774		$850		$867		$2,952		$3,254

Catastrophes, net of reinsurance:
Pre-tax	$712		$1,509		$939		$175		$2,266		$927		$402		$95		$3,335		$3,690
After-tax	$563		$1,192		$739		$138		$1,790		$732		$318		$75		$2,632		$2,915

Prior year reserve development - favorable:
Pre-tax	$91		$230		$126		$262		$378		$315		$22		$321		$709		$1,036
After-tax	$71		$182		$99		$207		$297		$249		$16		$253		$559		$815

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Underwriting gain (loss)	$472		$(58)		$547		$1,420		$(239)		$808		$1,099		$1,729		$2,381		$3,397
Net investment income	698		727		742		785		763		774		850		867		2,952		3,254
Other income (expense), including interest expense	(74)		(84)		(71)		(79)		(81)		(78)		(82)		(85)		(308)		(326)
Core income	1,096		585		1,218		2,126		443		1,504		1,867		2,511		5,025		6,325
Net realized investment gains (losses)	27		(51)		42		(44)		(48)		5		21		(15)		(26)		(37)
Net income	$1,123		$534		$1,260		$2,082		$395		$1,509		$1,888		$2,496		$4,999		$6,288
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	65.2%	%	71.4%	%	64.8%	%	55.0%	%	74.2%	%	61.7%	%	58.7%	%	51.8%	%	64.0%	%	61.4%	%
Underwriting expense ratio	28.7%	%	28.8%	%	28.4%	%	28.2%	%	28.3%	%	28.6%	%	28.6%	%	28.4%	%	28.5%	%	28.5%	%
Combined ratio	93.9%	%	100.2%	%	93.2%	%	83.2%	%	102.5%	%	90.3%	%	87.3%	%	80.2%	%	92.5%	%	89.9%	%
Impact on combined ratio:
Net favorable prior year reserve development	(0.9)%	%	(2.2)%	%	(1.2)%	%	(2.4)%	%	(3.5)%	%	(2.9)%	%	(0.2)%	%	(2.9)%	%	(1.7)%	%	(2.4)%	%
Catastrophes, net of reinsurance	7.1%	%	14.7%	%	8.8%	%	1.6%	%	21.2%	%	8.5%	%	3.6%	%	0.9%	%	8.0%	%	8.4%	%
Underlying combined ratio	87.7%	%	87.7%	%	85.6%	%	84.0%	%	84.8%	%	84.7%	%	83.9%	%	82.2%	%	86.2%	%	83.9%	%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Billing and policy fees and other	$30		$30		$28		$28		$28		$29		$28		$28		$116		$113
Fee income:
Loss and loss adjustment expenses	$39		$42		$44		$47		$45		$45		$48		$48		$172		$186
Underwriting expenses	70		73		77		81		74		79		79		77		301		309
Total fee income	$109		$115		$121		$128		$119		$124		$127		$125		$473		$495
Non-insurance general and administrative expenses	$102		$106		$106		$107		$109		$113		$131		$110		$421		$463

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Revenues
Premiums	$10,126		$10,243		$10,704		$10,868		$10,710		$10,921		$11,135		$11,148		$41,941		$43,914
Net investment income	846		885		904		955		930		942		1,033		1,054		3,590		3,959
Fee income	109		115		121		128		119		124		127		125		473		495
Other revenues	112		105		120		112		112		123		148		125		449		508
Total revenues	11,193		11,348		11,849		12,063		11,871		12,110		12,443		12,452		46,453		48,876
Claims and expenses
Claims and claim adjustment expenses	6,656		7,373		6,996		6,034		8,006		6,789		6,594		5,832		27,059		27,221
Amortization of deferred acquisition costs	1,698		1,678		1,790		1,807		1,778		1,802		1,849		1,837		6,973		7,266
General and administrative expenses	1,406		1,478		1,460		1,475		1,459		1,545		1,572		1,544		5,819		6,120
Interest expense	98		98		98		98		99		99		111		116		392		425
Total claims and expenses	9,858		10,627		10,344		9,414		11,342		10,235		10,126		9,329		40,243		41,032
Core income before income taxes	1,335		721		1,505		2,649		529		1,875		2,317		3,123		6,210		7,844
Income tax expense	239		136		287		523		86		371		450		612		1,185		1,519
Core income	$1,096		$585		$1,218		$2,126		$443		$1,504		$1,867		$2,511		$5,025		$6,325
Other statistics
Effective tax rate on net investment income	17.6%	%	17.8%	%	17.9%	%	17.9%	%	17.9%	%	17.9%	%	17.8%	%	17.7%	%	17.8%	%	17.8%	%
Net investment income (after-tax)	$698		$727		$742		$785		$763		$774		$850		$867		$2,952		$3,254
Catastrophes, net of reinsurance:
Pre-tax	$712		$1,509		$939		$175		$2,266		$927		$402		$95		$3,335		$3,690
After-tax	$563		$1,192		$739		$138		$1,790		$732		$318		$75		$2,632		$2,915
Prior year reserve development - favorable:
Pre-tax	$91		$230		$126		$262		$378		$315		$22		$321		$709		$1,036
After-tax	$71		$182		$99		$207		$297		$249		$16		$253		$559		$815

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Statutory underwriting
Gross written premiums	$11,310	$11,865	$12,149	$11,226	$11,890	$12,225	$12,292	$11,296	$46,550	$47,703
Net written premiums	$10,184	$11,115	$11,317	$10,742	$10,515	$11,516	$11,472	$10,856	$43,358	$44,359
Net earned premiums	$10,128	$10,243	$10,704	$10,868	$10,710	$10,897	$11,133	$11,146	$41,943	$43,886
Losses and loss adjustment expenses	6,602	7,320	6,940	5,966	7,947	6,731	6,537	5,768	26,828	26,983
Underwriting expenses	3,012	3,111	3,139	3,038	3,098	3,260	3,239	3,114	12,300	12,711
Statutory underwriting gain (loss)	514	(188)	625	1,864	(335)	906	1,357	2,264	2,815	4,192
Policyholder dividends	12	12	12	11	13	10	12	10	47	45
Statutory underwriting gain (loss) after policyholder dividends	$502	$(200)	$613	$1,853	$(348)	$896	$1,345	$2,254	$2,768	$4,147
Other statutory statistics
Reserves for losses and loss adjustment expenses	$54,578	$55,922	$56,909	$56,326	$58,091	$59,072	$59,620	$59,747	$56,326	$59,747
Increase (decrease) in reserves	$861	$1,344	$987	$(583)	$1,765	$981	$548	$127	$2,609	$3,421
Statutory capital and surplus	$25,329	$25,210	$26,191	$27,715	$27,785	$28,364	$29,965	$31,064	$27,715	$31,064
Net written premiums/surplus (1)	1.62:1	1.66:1	1.63:1	1.56:1	1.57:1	1.55:1	1.48:1	1.43:1	1.56:1	1.43:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Written premiums
Gross	$11,310	$11,865	$12,149	$11,226	$11,890	$12,251	$12,293	$11,296	$46,550	$47,730
Ceded	(1,128)	(750)	(832)	(484)	(1,375)	(708)	(820)	(440)	(3,194)	(3,343)
Net	$10,182	$11,115	$11,317	$10,742	$10,515	$11,543	$11,473	$10,856	$43,356	$44,387
Earned premiums
Gross	$10,867	$11,083	$11,484	$11,644	$11,487	$11,749	$11,964	$11,952	$45,078	$47,152
Ceded	(741)	(840)	(780)	(776)	(777)	(828)	(829)	(804)	(3,137)	(3,238)
Net	$10,126	$10,243	$10,704	$10,868	$10,710	$10,921	$11,135	$11,148	$41,941	$43,914

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Revenues
Premiums	$5,160		$5,168		$5,474		$5,543		$5,465		$5,545		$5,700		$5,702		$21,345		$22,412
Net investment income	609		632		642		677		656		662		727		737		2,560		2,782
Fee income	101		105		109		115		108		111		114		112		430		445
Other revenues	77		77		89		79		82		95		111		91		322		379
Total revenues	5,947		5,982		6,314		6,414		6,311		6,413		6,652		6,642		24,657		26,018
Claims and expenses
Claims and claim adjustment expenses	3,331		3,471		3,698		3,179		3,705		3,584		3,667		3,198		13,679		14,154
Amortization of deferred acquisition costs	864		861		930		933		917		944		973		962		3,588		3,796
General and administrative expenses	818		835		826		824		847		875		894		866		3,303		3,482
Total claims and expenses	5,013		5,167		5,454		4,936		5,469		5,403		5,534		5,026		20,570		21,432
Segment income before income taxes	934		815		860		1,478		842		1,010		1,118		1,616		4,087		4,586
Income tax expense	170		159		162		290		159		197		211		324		781		891
Segment income	$764		$656		$698		$1,188		$683		$813		$907		$1,292		$3,306		$3,695
Other statistics
Effective tax rate on net investment income	17.4%	%	17.7%	%	17.7%	%	17.8%	%	17.8%	%	17.7%	%	17.7%	%	17.5%	%	17.7%	%	17.7%	%
Net investment income (after-tax)	$502		$521		$528		$557		$539		$545		$598		$607		$2,108		$2,289
Catastrophes, net of reinsurance:
Pre-tax	$209		$389		$340		$94		$509		$368		$139		$57		$1,032		$1,073
After-tax	$166		$307		$268		$74		$402		$291		$110		$44		$815		$847
Prior year reserve development - favorable (unfavorable):
Pre-tax	$—		$34		$(91)		$147		$74		$79		$(125)		$205		$90		$233
After-tax	$—		$26		$(72)		$116		$58		$62		$(99)		$162		$70		$183

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Underwriting gain	$274		$148		$176		$642		$157		$274		$318		$690		$1,240		$1,439
Net investment income	502		521		528		557		539		545		598		607		2,108		2,289
Other income (expense)	(12)		(13)		(6)		(11)		(13)		(6)		(9)		(5)		(42)		(33)
Segment income	$764		$656		$698		$1,188		$683		$813		$907		$1,292		$3,306		$3,695
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	63.6%	%	66.2%	%	66.6%	%	56.4%	%	66.8%	%	63.7%	%	63.3%	%	55.1%	%	63.1%	%	62.2%	%
Underwriting expense ratio	29.7%	%	29.9%	%	29.2%	%	28.8%	%	29.4%	%	29.9%	%	29.6%	%	29.3%	%	29.4%	%	29.5%	%
Combined ratio	93.3%	%	96.1%	%	95.8%	%	85.2%	%	96.2%	%	93.6%	%	92.9%	%	84.4%	%	92.5%	%	91.7%	%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	— %	%	(0.6)%	%	1.7%	%	(2.7)%	%	(1.3)%	%	(1.4)%	%	2.2%	%	(3.6)%	%	(0.4)%	%	(1.1)%	%
Catastrophes, net of reinsurance	4.1%	%	7.5%	%	6.2%	%	1.7%	%	9.3%	%	6.7%	%	2.4%	%	1.0%	%	4.8%	%	4.8%	%
Underlying combined ratio	89.2%	%	89.2%	%	87.9%	%	86.2%	%	88.2%	%	88.3%	%	88.3%	%	87.0%	%	88.1%	%	88.0%	%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Billing and policy fees and other	$4		$4		$4		$4		$4		$5		$4		$4		$16		$17
Fee income:
Loss and loss adjustment expenses	$39		$42		$44		$47		$45		$45		$48		$48		$172		$186
Underwriting expenses	62		63		65		68		63		66		66		64		258		259
Total fee income	$101		$105		$109		$115		$108		$111		$114		$112		$430		$445
Non-insurance general and administrative expenses	$86		$87		$90		$86		$91		$93		$112		$89		$349		$385

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Statutory underwriting
Gross written premiums	$6,383	$6,169	$6,173	$5,790	$6,740	$6,359	$6,284	$5,840	$24,515	$25,223
Net written premiums	$5,598	$5,539	$5,517	$5,426	$5,698	$5,765	$5,674	$5,514	$22,080	$22,651
Net earned premiums	$5,162	$5,168	$5,474	$5,543	$5,465	$5,521	$5,698	$5,700	$21,347	$22,384
Losses and loss adjustment expenses	3,282	3,422	3,645	3,116	3,650	3,530	3,614	3,138	13,465	13,932
Underwriting expenses	1,630	1,620	1,583	1,566	1,700	1,704	1,654	1,615	6,399	6,673
Statutory underwriting gain	250	126	246	861	115	287	430	947	1,483	1,779
Policyholder dividends	8	7	9	7	9	5	9	5	31	28
Statutory underwriting gain after policyholder dividends	$242	$119	$237	$854	$106	$282	$421	$942	$1,452	$1,751

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Net written premiums by market
Domestic
Select Accounts	$974	$975	$885	$893	$976	$1,004	$920	$930	$3,727	$3,830
Middle Market	3,213	2,769	3,030	3,011	3,166	3,034	3,232	3,109	12,023	12,541
National Accounts	327	312	264	356	312	329	273	348	1,259	1,262
National Property and Other	642	912	896	684	720	885	841	666	3,134	3,112
Total Domestic	5,156	4,968	5,075	4,944	5,174	5,252	5,266	5,053	20,143	20,745
International	440	571	442	482	524	540	409	461	1,935	1,934
Total	$5,596	$5,539	$5,517	$5,426	$5,698	$5,792	$5,675	$5,514	$22,078	$22,679
Net written premiums by product line
Domestic
Workers’ compensation	$1,019	$847	$795	$808	$950	$821	$792	$786	$3,469	$3,349
Commercial automobile	964	923	937	954	1,030	1,019	1,030	1,017	3,778	4,096
Commercial property	763	1,054	1,022	859	873	1,051	961	820	3,698	3,705
General liability	965	809	914	903	753	878	998	967	3,591	3,596
Commercial multi-peril	1,416	1,345	1,367	1,409	1,532	1,486	1,447	1,461	5,537	5,926
Other	29	(10)	40	11	36	(3)	38	2	70	73
Total Domestic	5,156	4,968	5,075	4,944	5,174	5,252	5,266	5,053	20,143	20,745
International	440	571	442	482	524	540	409	461	1,935	1,934
Total	$5,596	$5,539	$5,517	$5,426	$5,698	$5,792	$5,675	$5,514	$22,078	$22,679

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Revenues
Premiums	$956		$977		$1,009		$1,016		$995		$1,021		$1,042		$1,049		$3,958		$4,107
Net investment income	90		94		101		105		102		107		116		120		390		445
Other revenues	9		6		7		8		6		5		8		8		30		27
Total revenues	1,055		1,077		1,117		1,129		1,103		1,133		1,166		1,177		4,378		4,579
Claims and expenses
Claims and claim adjustment expenses	428		473		441		432		434		418		451		461		1,774		1,764
Amortization of deferred acquisition costs	182		183		194		197		187		195		197		199		756		778
General and administrative expenses	205		207		203		217		205		214		207		217		832		843
Total claims and expenses	815		863		838		846		826		827		855		877		3,362		3,385
Segment income before income taxes	240		214		279		283		277		306		311		300		1,016		1,194
Income tax expense	45		44		57		55		57		62		61		64		201		244
Segment income	$195		$170		$222		$228		$220		$244		$250		$236		$815		$950
Other statistics
Effective tax rate on net investment income	18.0%	%	18.2%	%	18.8%	%	18.5%	%	18.4%	%	18.5%	%	17.7%	%	18.4%	%	18.4%	%	18.3%	%
Net investment income (after-tax)	$74		$77		$81		$87		$83		$88		$95		$98		$319		$364
Catastrophes, net of reinsurance:
Pre-tax	$5		$40		$4		$2		$19		$5		$—		$1		$51		$25
After-tax	$4		$31		$3		$2		$15		$4		$—		$1		$40		$20
Prior year reserve development - favorable:
Pre-tax	$24		$24		$36		$45		$67		$81		$43		$30		$129		$221
After-tax	$19		$19		$28		$35		$52		$65		$33		$24		$101		$174

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Underwriting gain	$116		$90		$135		$137		$133		$154		$150		$132		$478		$569
Net investment income	74		77		81		87		83		88		95		98		319		364
Other income	5		3		6		4		4		2		5		6		18		17
Segment income	$195		$170		$222		$228		$220		$244		$250		$236		$815		$950
Combined ratio (1)
Loss and loss adjustment expense ratio	44.4%	%	48.0%	%	43.4%	%	42.1%	%	43.2%	%	40.5%	%	42.9%	%	43.5%	%	44.4%	%	42.6%	%
Underwriting expense ratio	40.1%	%	39.7%	%	39.1%	%	40.6%	%	39.3%	%	39.8%	%	38.7%	%	39.5%	%	39.9%	%	39.3%	%
Combined ratio	84.5%	%	87.7%	%	82.5%	%	82.7%	%	82.5%	%	80.3%	%	81.6%	%	83.0%	%	84.3%	%	81.9%	%
Impact on combined ratio:
Net favorable prior year reserve development	(2.5)%	%	(2.5)%	%	(3.5)%	%	(4.3)%	%	(6.7)%	%	(8.0)%	%	(4.2)%	%	(2.8)%	%	(3.3)%	%	(5.4)%	%
Catastrophes, net of reinsurance	0.5%	%	4.1%	%	0.4%	%	0.2%	%	1.9%	%	0.5%	%	— %	%	0.1%	%	1.3%	%	0.7%	%
Underlying combined ratio	86.5%	%	86.1%	%	85.6%	%	86.8%	%	87.3%	%	87.8%	%	85.8%	%	85.7%	%	86.3%	%	86.6%	%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Billing and policy fees and other	$—		$1		$1		$—		$—		$—		$1		$—		$2		$1
Non-insurance general and administrative expenses	$3		$1		$1		$2		$1		$2		$1		$2		$7		$6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Statutory underwriting
Gross written premiums	$1,076	$1,127	$1,165	$1,151	$1,129	$1,166	$1,160	$1,192	$4,519	$4,647
Net written premiums	$943	$1,040	$1,072	$1,054	$999	$1,085	$1,080	$1,098	$4,109	$4,262
Net earned premiums	$956	$977	$1,009	$1,016	$995	$1,021	$1,042	$1,049	$3,958	$4,107
Losses and loss adjustment expenses	424	468	438	427	430	414	447	457	1,757	1,748
Underwriting expenses	411	408	421	421	422	434	424	433	1,661	1,713
Statutory underwriting gain	121	101	150	168	143	173	171	159	540	646
Policyholder dividends	4	5	3	4	4	5	3	5	16	17
Statutory underwriting gain after policyholder dividends	$117	$96	$147	$164	$139	$168	$168	$154	$524	$629

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Net written premiums by market
Domestic
Management Liability	$543	$586	$617	$563	$553	$589	$613	$571	$2,309	$2,326
Surety	296	325	344	329	333	342	342	337	1,294	1,354
Total Domestic	839	911	961	892	886	931	955	908	3,603	3,680
International	104	129	111	162	113	154	125	190	506	582
Total	$943	$1,040	$1,072	$1,054	$999	$1,085	$1,080	$1,098	$4,109	$4,262
Net written premiums by product line
Domestic
Fidelity and surety	$356	$382	$411	$387	$394	$400	$407	$395	$1,536	$1,596
General liability	434	468	479	452	440	469	475	458	1,833	1,842
Other	49	61	71	53	52	62	73	55	234	242
Total Domestic	839	911	961	892	886	931	955	908	3,603	3,680
International	104	129	111	162	113	154	125	190	506	582
Total	$943	$1,040	$1,072	$1,054	$999	$1,085	$1,080	$1,098	$4,109	$4,262

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Revenues
Premiums	$4,010		$4,098		$4,221		$4,309		$4,250		$4,355		$4,393		$4,397		$16,638		$17,395
Net investment income	147		159		161		173		172		173		190		197		640		732
Fee income	8		10		12		13		11		13		13		13		43		50
Other revenues	26		22		24		25		24		23		29		26		97		102
Total revenues	4,191		4,289		4,418		4,520		4,457		4,564		4,625		4,633		17,418		18,279
Claims and expenses
Claims and claim adjustment expenses	2,897		3,429		2,857		2,423		3,867		2,787		2,476		2,173		11,606		11,303
Amortization of deferred acquisition costs	652		634		666		677		674		663		679		676		2,629		2,692
General and administrative expenses	375		424		420		421		396		444		458		448		1,640		1,746
Total claims and expenses	3,924		4,487		3,943		3,521		4,937		3,894		3,613		3,297		15,875		15,741
Segment income (loss) before income taxes	267		(198)		475		999		(480)		670		1,012		1,336		1,543		2,538
Income tax expense (benefit)	47		(45)		91		201		(106)		136		205		250		294		485
Segment income (loss)	$220		$(153)		$384		$798		$(374)		$534		$807		$1,086		$1,249		$2,053
Other statistics
Effective tax rate on net investment income	17.7%	%	18.0%	%	18.0%	%	18.1%	%	18.1%	%	18.0%	%	18.0%	%	17.7%	%	18.0%	%	17.9%	%
Net investment income (after-tax)	$122		$129		$133		$141		$141		$141		$157		$162		$525		$601
Catastrophes, net of reinsurance:
Pre-tax	$498		$1,080		$595		$79		$1,738		$554		$263		$37		$2,252		$2,592
After-tax	$393		$854		$468		$62		$1,373		$437		$208		$30		$1,777		$2,048
Prior year reserve development - favorable:
Pre-tax	$67		$172		$181		$70		$237		$155		$104		$86		$490		$582
After-tax	$52		$137		$143		$56		$187		$122		$82		$67		$388		$458

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Underwriting gain (loss)	$82		$(296)		$236		$641		$(529)		$380		$631		$907		$663		$1,389
Net investment income	122		129		133		141		141		141		157		162		525		601
Other income	16		14		15		16		14		13		19		17		61		63
Segment income (loss)	$220		$(153)		$384		$798		$(374)		$534		$807		$1,086		$1,249		$2,053
Combined ratio (1)
Loss and loss adjustment expense ratio	72.2%	%	83.7%	%	67.7%	%	56.2%	%	91.0%	%	64.0%	%	56.4%	%	49.4%	%	69.7%	%	65.0%	%
Underwriting expense ratio	24.7%	%	24.8%	%	24.8%	%	24.5%	%	24.2%	%	24.4%	%	24.9%	%	24.6%	%	24.7%	%	24.5%	%
Combined ratio	96.9%	%	108.5%	%	92.5%	%	80.7%	%	115.2%	%	88.4%	%	81.3%	%	74.0%	%	94.4%	%	89.5%	%
Impact on combined ratio:
Net favorable prior year reserve development	(1.6)%	%	(4.2)%	%	(4.3)%	%	(1.6)%	%	(5.6)%	%	(3.6)%	%	(2.4)%	%	(1.9)%	%	(3.0)%	%	(3.4)%	%
Catastrophes, net of reinsurance	12.4%	%	26.4%	%	14.1%	%	1.8%	%	40.9%	%	12.7%	%	6.0%	%	0.8%	%	13.5%	%	14.9%	%
Underlying combined ratio	86.1%	%	86.3%	%	82.7%	%	80.5%	%	79.9%	%	79.3%	%	77.7%	%	75.1%	%	83.9%	%	78.0%	%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly, are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Billing and policy fees and other	$26		$25		$23		$24		$24		$24		$23		$24		$98		$95
Fee income	$8		$10		$12		$13		$11		$13		$13		$13		$43		$50
Non-insurance general and administrative expenses	$5		$6		$4		$6		$6		$6		$5		$6		$21		$23

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Statutory underwriting
Gross written premiums	$3,851	$4,569	$4,811	$4,285	$4,021	$4,700	$4,848	$4,264	$17,516	$17,833
Net written premiums	$3,643	$4,536	$4,728	$4,262	$3,818	$4,666	$4,718	$4,244	$17,169	$17,446
Net earned premiums	$4,010	$4,098	$4,221	$4,309	$4,250	$4,355	$4,393	$4,397	$16,638	$17,395
Losses and loss adjustment expenses	2,896	3,430	2,857	2,423	3,867	2,787	2,476	2,173	11,606	11,303
Underwriting expenses	971	1,083	1,135	1,051	976	1,122	1,161	1,066	4,240	4,325
Statutory underwriting gain (loss)	$143	$(415)	$229	$835	$(593)	$446	$756	$1,158	$792	$1,767
Policies in force (in thousands)
Automobile	3,212	3,180	3,158	3,150	3,118	3,083	3,050	3,025	3,150	3,025
Homeowners and Other	6,235	6,167	6,106	6,060	5,980	5,882	5,768	5,679	6,060	5,679

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Net written premiums by product line
Domestic
Automobile	$1,859	$2,001	$2,138	$1,927	$1,859	$1,968	$2,062	$1,856	$7,925	$7,745
Homeowners and Other	1,635	2,347	2,410	2,158	1,813	2,520	2,489	2,229	8,550	9,051
Total Domestic	3,494	4,348	4,548	4,085	3,672	4,488	4,551	4,085	16,475	16,796
International	149	188	180	177	146	178	167	159	694	650
Total	$3,643	$4,536	$4,728	$4,262	$3,818	$4,666	$4,718	$4,244	$17,169	$17,446

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Statutory underwriting
Gross written premiums	$1,970		$2,129		$2,264		$2,056		$1,967		$2,083		$2,177		$1,967		$8,419		$8,194
Net written premiums	$1,959		$2,120		$2,253		$2,043		$1,955		$2,074		$2,165		$1,956		$8,375		$8,150
Net earned premiums	$1,980		$2,026		$2,080		$2,110		$2,071		$2,091		$2,091		$2,075		$8,196		$8,328
Losses and loss adjustment expenses	1,430		1,532		1,477		1,518		1,270		1,320		1,300		1,393		5,957		5,283
Underwriting expenses	454		468		495		471		444		477		495		458		1,888		1,874
Statutory underwriting gain	$96		$26		$108		$121		$357		$294		$296		$224		$351		$1,171
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	72.2%	%	75.6%	%	71.0%	%	71.9%	%	61.3%	%	63.1%	%	62.1%	%	67.1%	%	72.6%	%	63.4%	%
Underwriting expense ratio	22.4%	%	22.3%	%	22.4%	%	22.3%	%	22.1%	%	22.2%	%	22.8%	%	22.3%	%	22.4%	%	22.3%	%
Combined ratio	94.6%	%	97.9%	%	93.4%	%	94.2%	%	83.4%	%	85.3%	%	84.9%	%	89.4%	%	95.0%	%	85.7%	%
Impact on combined ratio:
Net favorable prior year reserve development	(2.3)%	%	(1.5)%	%	(2.7)%	%	(1.5)%	%	(6.0)%	%	(5.0)%	%	(4.3)%	%	(3.0)%	%	(2.0)%	%	(4.6)%	%
Catastrophes, net of reinsurance	2.0%	%	4.2%	%	4.9%	%	(0.6)%	%	1.9%	%	1.3%	%	0.9%	%	0.2%	%	2.6%	%	1.1%	%
Underlying combined ratio	94.9%	%	95.2%	%	91.2%	%	96.3%	%	87.5%	%	89.0%	%	88.3%	%	92.2%	%	94.4%	%	89.2%	%
Catastrophes, net of reinsurance:
Pre-tax	$39		$85		$103		$(13)		$39		$27		$19		$4		$214		$89
After-tax	$31		$67		$81		$(10)		$30		$22		$15		$3		$169		$70
Prior year reserve development - favorable:
Pre-tax	$45		$30		$56		$31		$125		$104		$89		$61		$162		$379
After-tax	$34		$26		$45		$25		$98		$83		$70		$47		$130		$298

Policies in force (in thousands)	3,212		3,180		3,158		3,150		3,118		3,083		3,050		3,025
Change from prior year quarter	(1.1)%	%	(1.4)%	%	(2.0)%	%	(2.3)%	%	(2.9)%	%	(3.1)%	%	(3.4)%	%	(4.0)%	%
Change from prior quarter	(0.3)%	%	(1.0)%	%	(0.7)%	%	(0.3)%	%	(1.0)%	%	(1.1)%	%	(1.1)%	%	(0.8)%	%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Billing and policy fees and other	$15		$15		$14		$15		$14		$15		$14		$14		$59		$57
Fee income	$4		$5		$7		$7		$6		$6		$7		$7		$23		$26

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Statutory underwriting
Gross written premiums	$1,881		$2,440		$2,547		$2,229		$2,054		$2,617		$2,671		$2,297		$9,097		$9,639
Net written premiums	$1,684		$2,416		$2,475		$2,219		$1,863		$2,592		$2,553		$2,288		$8,794		$9,296
Net earned premiums	$2,030		$2,072		$2,141		$2,199		$2,179		$2,264		$2,302		$2,322		$8,442		$9,067
Losses and loss adjustment expenses	1,466		1,898		1,380		905		2,597		1,467		1,176		780		5,649		6,020
Underwriting expenses	517		615		640		580		532		645		666		608		2,352		2,451
Statutory underwriting gain (loss)	$47		$(441)		$121		$714		$(950)		$152		$460		$934		$441		$596
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	72.2%	%	91.6%	%	64.5%	%	41.2%	%	119.2%	%	64.8%	%	51.1%	%	33.6%	%	66.9%	%	66.4%	%
Underwriting expense ratio	26.9%	%	27.2%	%	27.0%	%	26.6%	%	26.3%	%	26.5%	%	26.9%	%	26.7%	%	27.0%	%	26.6%	%
Combined ratio	99.1%	%	118.8%	%	91.5%	%	67.8%	%	145.5%	%	91.3%	%	78.0%	%	60.3%	%	93.9%	%	93.0%	%
Impact on combined ratio:
Net favorable prior year reserve development	(1.1)%	%	(6.8)%	%	(5.9)%	%	(1.8)%	%	(5.1)%	%	(2.2)%	%	(0.7)%	%	(1.1)%	%	(3.9)%	%	(2.2)%	%
Catastrophes, net of reinsurance	22.6%	%	48.0%	%	23.0%	%	4.2%	%	78.0%	%	23.2%	%	10.7%	%	1.5%	%	24.2%	%	27.6%	%
Underlying combined ratio	77.6%	%	77.6%	%	74.4%	%	65.4%	%	72.6%	%	70.3%	%	68.0%	%	59.9%	%	73.6%	%	67.6%	%
Catastrophes, net of reinsurance:
Pre-tax	$459		$995		$492		$92		$1,699		$527		$244		$33		$2,038		$2,503
After-tax	$362		$787		$387		$72		$1,343		$415		$193		$27		$1,608		$1,978
Prior year reserve development - favorable:
Pre-tax	$22		$142		$125		$39		$112		$51		$15		$25		$328		$203
After-tax	$18		$111		$98		$31		$89		$39		$12		$20		$258		$160

Policies in force (in thousands)	6,235		6,167		6,106		6,060		5,980		5,882		5,768		5,679
Change from prior year quarter	(1.9)%	%	(3.0)%	%	(3.8)%	%	(3.7)%	%	(4.1)%	%	(4.6)%	%	(5.5)%	%	(6.3)%	%
Change from prior quarter	(0.9)%	%	(1.1)%	%	(1.0)%	%	(0.8)%	%	(1.3)%	%	(1.6)%	%	(1.9)%	%	(1.5)%	%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Billing and policy fees and other	$11		$10		$9		$9		$10		$9		$9		$10		$39		$38
Fee income	$4		$5		$5		$6		$5		$7		$6		$6		$20		$24

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	98	98	98	98	99	99	111	116	392	425
General and administrative expenses	8	12	11	13	11	12	13	13	44	49
Total claims and expenses	106	110	109	111	110	111	124	129	436	474

Loss before income tax benefit	(106)	(110)	(109)	(111)	(110)	(111)	(124)	(129)	(436)	(474)
Income tax benefit	(23)	(22)	(23)	(23)	(24)	(24)	(27)	(26)	(91)	(101)
Loss	$(83)	$(88)	$(86)	$(88)	$(86)	$(87)	$(97)	$(103)	$(345)	$(373)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	December 31, 2025 (1)	December 31, 2024
Assets
Fixed maturities, available for sale, at fair value (amortized cost $91,717 and $88,277; allowance for expected credit losses of $3 and $2)	$89,833	$83,666
Equity securities, at fair value (cost $457 and $544)	618	687
Real estate investments	900	902
Short-term securities	5,716	4,766
Other investments	4,115	4,202
Total investments	101,182	94,223
Cash (including restricted cash of $132 and $131)	842	699
Investment income accrued	877	752
Premiums receivable (net of allowance for expected credit losses of $58 and $58)	10,992	11,110
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $129 and $119)	7,886	8,000
Ceded unearned premiums	1,283	1,202
Deferred acquisition costs	3,518	3,494
Deferred taxes	887	1,762
Contractholder receivables (net of allowance for expected credit losses of $16 and $18)	3,010	3,171
Goodwill	4,066	4,233
Other intangible assets	336	360
Other assets	4,279	4,183
Assets held for sale (2)	4,550	—
Total assets	$143,708	$133,189

Liabilities
Claims and claim adjustment expense reserves	$65,737	$64,093
Unearned premium reserves	22,431	22,289
Contractholder payables	3,026	3,189
Payables for reinsurance premiums	529	550
Debt	9,267	8,033
Other liabilities	7,282	7,171
Liabilities held for sale (2)	2,542	—
Total liabilities	110,814	105,325
Shareholders’ equity
Common stock (1,750.0 shares authorized; 217.5 and 226.6 shares issued and outstanding)	25,910	25,452
Retained earnings	54,931	49,630
Accumulated other comprehensive loss	(2,500)	(4,967)
Treasury stock, at cost (575.9 and 564.3 shares)	(45,447)	(42,251)
Total shareholders’ equity	32,894	27,864
Total liabilities and shareholders’ equity	$143,708	$133,189

(1) Preliminary
(2) Amounts relate to the previously announced sale of the Company’s Canadian business.

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	December 31, 2025 (1)	Pre-tax Book Yield (2)		December 31, 2024	Pre-tax Book Yield (2)
Investment portfolio
Taxable fixed maturities	$63,051	4.11%	%	$61,012	3.87%	%
Tax-exempt fixed maturities	26,782	3.29%	%	22,654	3.00%	%
Total fixed maturities	89,833	3.86%	%	83,666	3.63%	%
Non-redeemable preferred stocks	35	1.64%	%	48	2.20%	%
Common stocks	583			639
Total equity securities	618			687
Real estate investments	900			902
Short-term securities	5,716	3.86%	%	4,766	4.54%	%
Private equities	2,749			2,815
Hedge funds	212			219
Real estate partnerships	832			858
Other investments	322			310
Total other investments	4,115			4,202
Total investments	$101,182			$94,223

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(1,478)			$(3,640)

(1)  Excludes $3,347 million of total investments classified as held for sale.

(2) Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	December 31, 2025 (1)			December 31, 2024
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,857			$5,570
Obligations of U.S. states and political subdivisions:
Pre-refunded	416			572
All other	30,962			26,613
Total	31,378			27,185
Debt securities issued by foreign governments	312			909
Mortgage-backed securities - principally obligations of U.S. Government agencies	13,232			12,605
Corporate and all other bonds	41,054			37,397
Total fixed maturities	$89,833			$83,666

Fixed Maturities Quality Characteristics (2)
	December 31, 2025 (1)			December 31, 2024
	Amount	% of Total		Amount	% of Total
Quality Ratings
Aaa	$24,898	27.7%	%	$40,411	48.3%	%
Aa	33,027	36.7		15,278	18.3
A	19,660	21.9		16,181	19.3
Baa	11,198	12.5		10,816	12.9
Total investment grade	88,783	98.8		82,686	98.8
Ba	812	1.0		686	0.8
B	205	0.2		247	0.3
Caa and lower	33	—		47	0.1
Total below investment grade	1,050	1.2		980	1.2
Total fixed maturities	$89,833	100.0%	%	$83,666	100.0%	%
Average weighted quality	Aa2, AA			Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.7			4.3

(1)  Excludes $3,243 million of fixed maturities classified as held for sale.

(2) Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2024		2Q2024		3Q2024		4Q2024		1Q2025		2Q2025		3Q2025		4Q2025		YTD 4Q2024		YTD 4Q2025
Gross investment income
Fixed maturities	$692		$709		$749		$798		$812		$833		$874		$914		$2,948		$3,433
Short-term securities	70		70		77		63		57		55		73		68		280		253
Other	98		118		90		103		76		67		101		82		409		326
	860		897		916		964		945		955		1,048		1,064		3,637		4,012
Investment expenses	14		12		12		9		15		13		15		10		47		53
Net investment income, pre-tax	846		885		904		955		930		942		1,033		1,054		3,590		3,959
Income taxes	148		158		162		170		167		168		183		187		638		705
Net investment income, after-tax	$698		$727		$742		$785		$763		$774		$850		$867		$2,952		$3,254

Effective tax rate	17.6%	%	17.8%	%	17.9%	%	17.9%	%	17.9%	%	17.9%	%	17.8%	%	17.7%	%	17.8%	%	17.8%	%

Average invested assets (1) (2)	$94,677		$95,402		$97,736		$100,046		$101,000		$102,173		$105,655		$107,932		$97,012		$104,239

Average yield pre-tax (1)	3.6%	%	3.7%	%	3.7%	%	3.8%	%	3.7%	%	3.7%	%	3.9%	%	3.9%	%	3.7%	%	3.8%	%
Average yield after-tax	2.9%	%	3.0%	%	3.0%	%	3.1%	%	3.0%	%	3.0%	%	3.2%	%	3.2%	%	3.0%	%	3.1%	%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

(2) Includes $3,347 million of invested assets classified as held for sale as of December 31, 2025.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Net realized investment gains (losses)
Fixed maturities	$(40)	$(35)	$(17)	$(39)	$(31)	$(17)	$(2)	$(19)	$(131)	$(69)
Equity securities	79	(28)	53	(5)	(22)	20	39	8	99	45
Other	(4)	(2)	19	(11)	(8)	3	(10)	(9)	2	(24)
Realized investment gains (losses) before tax	35	(65)	55	(55)	(61)	6	27	(20)	(30)	(48)
Related taxes	8	(14)	13	(11)	(13)	1	6	(5)	(4)	(11)
Net realized investment gains (losses)	$27	$(51)	$42	$(44)	$(48)	$5	$21	$(15)	$(26)	$(37)

Gross investment gains	$85	$7	$85	$10	$4	$41	$45	$13	$187	$103
Gross investment losses before impairments	(47)	(72)	(25)	(63)	(63)	(35)	(18)	(33)	(207)	(149)
Net investment gains (losses) before impairments	38	(65)	60	(53)	(59)	6	27	(20)	(20)	(46)
Net impairment (charges) recoveries	(3)	—	(5)	(2)	(2)	—	—	—	(10)	(2)
Net realized investment gains (losses) before tax	35	(65)	55	(55)	(61)	6	27	(20)	(30)	(48)
Related taxes	8	(14)	13	(11)	(13)	1	6	(5)	(4)	(11)
Net realized investment gains (losses)	$27	$(51)	$42	$(44)	$(48)	$5	$21	$(15)	$(26)	$(37)

($ in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$(4,718)	$(5,042)	$(2,672)	$(4,609)	$(4,171)	$(3,833)	$(2,481)	$(1,859)
Other	(2)	(1)	—	—	(1)	2	(3)	(3)
Unrealized investment gains (losses) before tax	(4,720)	(5,043)	(2,672)	(4,609)	(4,172)	(3,831)	(2,484)	(1,862)
Related taxes	(999)	(1,067)	(561)	(969)	(873)	(800)	(514)	(384)
Balance, end of period	$(3,721)	$(3,976)	$(2,111)	$(3,640)	$(3,299)	$(3,031)	$(1,970)	$(1,478)

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	December 31, 2025	December 31, 2024
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$4,352	$3,962
Gross structured settlements (2)	2,469	2,626
Mandatory pools and associations (3)	1,485	1,531
Gross reinsurance recoverables (4)	8,306	8,119
Allowance for estimated uncollectible reinsurance (5)	(135)	(119)
Less amounts classified as held for sale	285	—
Net reinsurance recoverables	$7,886	$8,000

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	December 31, 2025
Swiss Re Group	A+ second highest of 16 ratings	$737
Berkshire Hathaway	A++ highest of 16 ratings	435
Munich Re Group	A+ second highest of 16 ratings	381
Fairfax Financial Group	A+ second highest of 16 ratings	200
AXA Insurance Group	A+ second highest of 16 ratings	183

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, over half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	December 31, 2025
Fidelity & Guaranty Life Group	A third highest of 16 ratings	$634
Genworth Financial Group	B- eighth highest of 16 ratings	311
John Hancock Group	A+ second highest of 16 ratings	214
Symetra Financial Corporation	A third highest of 16 ratings	189
Brighthouse Financial, Inc.	A third highest of 16 ratings	161

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at December 31, 2025, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $6.09 billion, or 89%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 95% were rated A- or better.  The remaining 11% of reinsurance recoverables comprised the following:  6% related to captive insurance companies, 1% related to voluntary pools and 4% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$40,833	$41,391	$42,050	$42,960	$42,909	$43,742	$44,477	$45,148	$40,833	$42,909
Incurred	3,282	3,422	3,645	3,116	3,650	3,530	3,614	3,138	13,465	13,932
Paid	(2,697)	(2,758)	(2,786)	(3,066)	(2,847)	(2,890)	(2,915)	(2,912)	(11,307)	(11,564)
Foreign exchange and other	(27)	(5)	51	(101)	30	95	(28)	9	(82)	106
End of period	$41,391	$42,050	$42,960	$42,909	$43,742	$44,477	$45,148	$45,383	$42,909	$45,383
Bond & Specialty Insurance
Beginning of period	$4,521	$4,626	$4,773	$4,931	$4,938	$5,072	$5,249	$5,304	$4,521	$4,938
Incurred	424	468	438	427	430	414	447	457	1,757	1,748
Paid	(306)	(320)	(332)	(344)	(325)	(307)	(372)	(396)	(1,302)	(1,400)
Foreign exchange and other	(13)	(1)	52	(76)	29	70	(20)	2	(38)	81
End of period	$4,626	$4,773	$4,931	$4,938	$5,072	$5,249	$5,304	$5,367	$4,938	$5,367
Personal Insurance
Beginning of period	$8,363	$8,561	$9,099	$9,018	$8,479	$9,277	$9,346	$9,168	$8,363	$8,479
Incurred	2,896	3,430	2,857	2,423	3,867	2,787	2,476	2,173	11,606	11,303
Paid	(2,678)	(2,885)	(2,948)	(2,908)	(3,069)	(2,767)	(2,635)	(2,357)	(11,419)	(10,828)
Foreign exchange and other	(20)	(7)	10	(54)	—	49	(19)	13	(71)	43
End of period	$8,561	$9,099	$9,018	$8,479	$9,277	$9,346	$9,168	$8,997	$8,479	$8,997
Total
Beginning of period	$53,717	$54,578	$55,922	$56,909	$56,326	$58,091	$59,072	$59,620	$53,717	$56,326
Incurred	6,602	7,320	6,940	5,966	7,947	6,731	6,537	5,768	26,828	26,983
Paid	(5,681)	(5,963)	(6,066)	(6,318)	(6,241)	(5,964)	(5,922)	(5,665)	(24,028)	(23,792)
Foreign exchange and other	(60)	(13)	113	(231)	59	214	(67)	24	(191)	230
End of period	$54,578	$55,922	$56,909	$56,326	$58,091	$59,072	$59,620	$59,747	$56,326	$59,747
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$242	$—	$—	$—	$277	$—	$242	$277
All other	—	(34)	(151)	(147)	(74)	(79)	(152)	(205)	(332)	(510)
Total Business Insurance (1)	—	(34)	91	(147)	(74)	(79)	125	(205)	(90)	(233)
Bond & Specialty Insurance	(24)	(24)	(36)	(45)	(67)	(81)	(43)	(30)	(129)	(221)
Personal Insurance	(67)	(172)	(181)	(70)	(237)	(155)	(104)	(86)	(490)	(582)
Total	$(91)	$(230)	$(126)	$(262)	$(378)	$(315)	$(22)	$(321)	$(709)	$(1,036)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Asbestos reserves
Beginning reserves:
Gross	$1,768	$1,686	$1,612	$1,815	$1,708	$1,636	$1,555	$1,798	$1,768	$1,708
Ceded	(390)	(382)	(368)	(395)	(370)	(357)	(318)	(352)	(390)	(370)
Net	1,378	1,304	1,244	1,420	1,338	1,279	1,237	1,446	1,378	1,338
Incurred losses and loss expenses:
Gross	—	—	279	—	—	—	327	—	279	327
Ceded	—	—	(37)	—	—	—	(50)	—	(37)	(50)
Paid loss and loss expenses:
Gross	82	74	77	106	72	83	84	98	339	337
Ceded	(8)	(13)	(11)	(25)	(13)	(39)	(16)	(8)	(57)	(76)
Foreign exchange and other:
Gross	—	—	1	(1)	—	2	—	—	—	2
Ceded	—	1	(1)	—	—	—	—	(1)	—	(1)
Ending reserves:
Gross	1,686	1,612	1,815	1,708	1,636	1,555	1,798	1,700	1,708	1,700
Ceded	(382)	(368)	(395)	(370)	(357)	(318)	(352)	(345)	(370)	(345)
Net	$1,304	$1,244	$1,420	$1,338	$1,279	$1,237	$1,446	$1,355	$1,338	$1,355

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	December 31, 2025		December 31, 2024
Debt
Short-term debt
Commercial paper	$100		$100
7.75% Senior notes due April 15, 2026	200		—
Total short-term debt	300		100
Long-term debt
7.75% Senior notes due April 15, 2026	—		200
7.625% Junior subordinated debentures due December 15, 2027	125		125
6.375% Senior notes due March 15, 2033 (1)	500		500
5.05% Senior notes due July 24, 2035 (1)	500		—
6.75% Senior notes due June 20, 2036 (1)	400		400
6.25% Senior notes due June 15, 2037 (1)	800		800
5.35% Senior notes due November 1, 2040 (1)	750		750
4.60% Senior notes due August 1, 2043 (1)	500		500
4.30% Senior notes due August 25, 2045 (1)	400		400
8.50% Junior subordinated debentures due December 15, 2045	56		56
3.75% Senior notes due May 15, 2046 (1)	500		500
8.312% Junior subordinated debentures due July 1, 2046	73		73
4.00% Senior notes due May 30, 2047 (1)	700		700
4.05% Senior notes due March 7, 2048 (1)	500		500
4.10% Senior notes due March 4, 2049 (1)	500		500
2.55% Senior notes due April 27, 2050 (1)	500		500
3.05% Senior notes due June 8, 2051 (1)	750		750
5.45% Senior notes due May 25, 2053 (1)	750		750
5.70% Senior notes due July 24, 2055 (1)	750		—
Total long-term debt	9,054		8,004
Unamortized fair value adjustment	31		34
Unamortized debt issuance costs	(118)		(105)
	8,967		7,933
Total debt	9,267		8,033
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	34,372		31,504
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$43,639		$39,537
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	21.2%	%	20.3%	%

(1)  Redeemable anytime with “make-whole” premium.
See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	December 31, 2025 (1)	December 31, 2024
Statutory capital and surplus	$31,064	$27,715
GAAP adjustments
Goodwill and intangible assets	3,640	3,635
Investments	(1,238)	(3,982)
Noninsurance companies	(4,876)	(4,350)
Deferred acquisition costs	3,478	3,371
Deferred federal income tax	(446)	218
Current federal income tax	(6)	(5)
Reinsurance recoverables	41	44
Furniture, equipment & software	948	960
Agents balances	182	230
Other	107	28
Total GAAP adjustments	1,830	149
GAAP shareholders’ equity	$32,894	$27,864

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Cash flows from operating activities
Net income	$1,123	$534	$1,260	$2,082	$395	$1,509	$1,888	$2,496	$4,999	$6,288
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(35)	65	(55)	55	61	(6)	(27)	20	30	48
Depreciation and amortization	196	182	174	163	188	164	166	162	715	680
Deferred federal income tax expense (benefit)	42	(85)	(59)	(50)	31	(83)	320	(58)	(152)	210
Amortization of deferred acquisition costs	1,698	1,678	1,790	1,807	1,778	1,802	1,849	1,837	6,973	7,266
Equity in income from other investments	(68)	(89)	(63)	(74)	(53)	(42)	(74)	(57)	(294)	(226)
Premiums receivable	(557)	(664)	234	128	(459)	(438)	412	370	(859)	(115)
Reinsurance recoverables	33	(34)	74	38	(97)	78	(250)	132	111	(137)
Deferred acquisition costs	(1,776)	(1,807)	(1,856)	(1,734)	(1,822)	(1,917)	(1,877)	(1,757)	(7,173)	(7,373)
Claims and claim adjustment expense reserves	928	1,384	755	(387)	1,818	725	845	(88)	2,680	3,300
Unearned premium reserves	457	788	659	(416)	419	495	331	(661)	1,488	584
Other	(583)	(275)	962	452	(899)	47	644	289	556	81
Net cash provided by operating activities	1,458	1,677	3,875	2,064	1,360	2,334	4,227	2,685	9,074	10,606
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,709	2,464	1,817	2,547	2,801	3,071	2,886	2,902	8,537	11,660
Proceeds from sales of investments:
Fixed maturities	942	308	225	159	253	348	178	53	1,634	832
Equity securities	21	41	31	50	68	32	31	29	143	160
Real estate investments	—	—	64	—	—	—	—	—	64	—
Other investments	55	55	101	211	63	79	68	111	422	321
Purchases of investments:
Fixed maturities	(3,738)	(4,349)	(4,273)	(4,772)	(4,296)	(4,847)	(5,376)	(4,252)	(17,132)	(18,771)
Equity securities	(26)	(21)	(33)	(44)	(25)	(35)	(34)	(32)	(124)	(126)
Real estate investments	(13)	(11)	(10)	(14)	(7)	(6)	(10)	(25)	(48)	(48)
Other investments	(90)	(95)	(98)	(113)	(96)	(80)	(86)	(84)	(396)	(346)
Net sales (purchases) of short-term securities	454	330	(1,126)	712	239	(215)	(2,051)	1,082	370	(945)
Securities transactions in the course of settlement	111	247	24	(326)	308	64	(4)	(224)	56	144
Acquisition, net of cash acquired	(381)	(1)	—	—	—	—	—	—	(382)	—
Other	(81)	(111)	(113)	(103)	(116)	(127)	(155)	(135)	(408)	(533)
Net cash used in investing activities	(1,037)	(1,143)	(3,391)	(1,693)	(808)	(1,716)	(4,553)	(575)	(7,264)	(7,652)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued)

($ in millions)	1Q2024	2Q2024	3Q2024	4Q2024	1Q2025	2Q2025	3Q2025	4Q2025	YTD 4Q2024	YTD 4Q2025
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(250)	(249)	(248)	(256)	(250)	(500)	(619)	(1,635)	(1,003)	(3,004)
Treasury stock acquired - net employee share-based compensation	(110)	(1)	(1)	(2)	(102)	(22)	(1)	(2)	(114)	(127)
Dividends paid to shareholders	(229)	(244)	(238)	(240)	(240)	(250)	(247)	(242)	(951)	(979)
Issuance of debt	—	—	—	—	—	—	1,233	—	—	1,233
Issuance of common stock - employee share options	190	22	33	76	57	70	36	51	321	214
Net cash provided by (used in) financing activities	(399)	(472)	(454)	(422)	(535)	(702)	402	(1,828)	(1,747)	(2,663)
Effect of exchange rate changes on cash and restricted cash	(5)	—	13	(22)	8	19	(6)	2	(14)	23
Net increase (decrease) in cash and restricted cash	17	62	43	(73)	25	(65)	70	284	49	314
Cash and restricted cash at beginning of period	650	667	729	772	699	724	659	729	650	699
Less amounts classified as held for sale at end of period	—	—	—	—	—	—	—	171	—	171
Cash and restricted cash at end of period	$667	$729	$772	$699	$724	$659	$729	$842	$699	$842
Supplemental disclosure of cash flow information
Income taxes paid	$24	$831	$92	$363	$24	$538	$194	$518	$1,310	$1,274
Interest paid	$60	$135	$60	$135	$61	$136	$60	$136	$390	$393

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Shareholders’ equity	$25,022	$24,862	$27,696	$27,864	$28,191	$29,518	$31,609	$32,894
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	3,721	3,976	2,111	3,640	3,299	3,031	1,970	1,478
Net realized investment (gains) losses, net of tax	(27)	24	(18)	26	48	43	22	37
Adjusted shareholders’ equity	$28,716	$28,862	$29,789	$31,530	$31,538	$32,592	$33,601	$34,409
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated, or reasonably expected by the Company to be designated, a catastrophe by one or more industry recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada. Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is reached and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2025 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance products and services to its customers, primarily in the United States, as well as in the United Kingdom, the Republic of Ireland and throughout other parts of the world, including as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology & Life Sciences, Public Sector Services, Energy, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Agribusiness, Northfield and National Programs; and International, including Global Services and a 20% quota-share reinsurance agreement with subsidiaries of Fidelis Insurance Holdings Limited.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom, and Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities and other runoff operations, including certain assumed reinsurance arrangements.

Bond & Specialty Insurance - Bond & Specialty Insurance offers surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers, primarily in the United States, and certain surety and specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), in each case utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employment practices liability, fidelity liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; in the United States only, property, workers’ compensation, auto and general liability for financial institutions; and transactional liability coverages to public and private companies.

Bond & Specialty Insurance’s surety business in Brazil is conducted through Junto Holding Brasil S.A. (Junto). The Company owns 49.5% of Junto, a market leader in surety coverages in Brazil. This joint venture investment is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance offers a broad range of property and casualty insurance products and services covering individuals’ personal risks, primarily in the United States. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.